UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2011



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Nevada                         0-16335                     84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)



         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



                                 (561) 362-5385
               --------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) Previous independent accountants

     (i) On January 31, 2011, the registrant dismissed Mark Bailey & Company, Ltd. as its independent accountants.

     (ii) The reports of Mark Bailey & Company, Ltd. on the financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles.

     (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through January 31, 2011, there have been no disagreements with Mark Bailey & Company, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mark Bailey & Company, Ltd. would have caused them to make a reference thereto in their report on the financial statements for such periods.

     (v) During the two most recent fiscal years and through January 31, 2011, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) The registrant has requested that Mark Bailey & Company, Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Mark Bailey & Company, Ltd. is attached hereto as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants.

     (i) The registrant engaged Berman & Company, P.A. as its new independent registered public accounting firm, as of January 31, 2011. During the two most recent fiscal years and through January 31, 2011 the registrant has not consulted Berman & Company, P.A. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Berman & Company, P.A. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

     (ii) During the two most recent fiscal years and through January 31, 2011 the registrant has not consulted Berman & Company, P.A. regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
16.1          Letter from Mark Bailey & Company, Ltd.




                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 1, 2011


                                          Ridgefield Acquisition Corp.
                                                 (Registrant)


                                      By:  /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President